Exhibit 10.2

EXECUTION VERSION

AMENDMENT NO. 2 dated as of August 28, 2009 (this “Agreement”), to the Credit Agreement referred to below among SPECTRUM BRANDS, INC., a Delaware corporation (the “Borrower”), the LENDERS from time to time party thereto (the “Lenders”), THE BANK OF NEW YORK MELLON, as the Administrative Agent (the “Administrative Agent”), BANK OF AMERICA, N.A., as successor Deposit Agent and LC Issuer under the Credit Agreement referred to below (“Bank of America” or, in such capacity, “Successor Deposit Agent”) and WACHOVIA BANK, NATIONAL ASSOCIATION (“Wachovia”), in its capacity as the resigning Deposit Agent and LC Issuer under the Credit Agreement referred to below (in such capacity, the “Resigned Deposit Agent”).

A. Reference is made to (a) the Credit Agreement, dated as of March 30, 2007 (the “Credit Agreement”), among the Borrower, the Lenders party thereto, the Administrative Agent, Wachovia, as the Resigned Deposit Agent, and Bank of America, as the Successor Deposit Agent and as an LC Issuer, (b) Amendment No. 1, dated as of August 28, 2009, to the Credit Agreement (“Amendment No. 1”), among the Borrower, the Lenders party thereto and the Administrative Agent, (c) the Successor Agent Agreement, dated as of May 20, 2009, among the Borrower, the Lenders party thereto, the Administrative Agent, and the other parties thereto and (d) the Notice of Resignation of the Resigned Deposit Agent, dated August 28, 2009 (the “Resignation Notice”). Capitalized terms used but not defined herein have the meanings assigned to such terms in the Credit Agreement.

B. Pursuant to Section 9.07 of the Credit Agreement, the Resignation Notice and this Agreement, the Resigned Deposit Agent’s resignation as Deposit Agent under the Credit Agreement will become effective on the Amendment No. 2 Effective Date (as defined below); thereupon, the Resigned Deposit Agent will become discharged from its duties and obligations under the Credit Agreement.

C. The Lenders party hereto, which constitute at least the Required LC Lenders, desire to appoint, with the approval of the Borrower, the Successor Deposit Agent under the Credit Agreement, and Bank of America desires to accept such appointment.

D. In order to further facilitate the assumption by Bank of America of the role of Deposit Agent under the Credit Agreement, and in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, it is hereby agreed as follows:

Section 1. Appointment.

(i) Effective as of the Amendment No. 2 Effective Date, and notwithstanding that the Resignation Notice was not delivered at least 30 days prior to the Amendment No. 2 Effective Date pursuant to the requirements of Section 9.07 of the Credit Agreement, the parties hereto, which parties include the Required LC Lenders and the Required Lenders, (a) hereby agree that Wachovia’s resignation as Deposit Agent shall be effective as of the Amendment No. 2 Effective Date and (b) hereby appoint, effective as of the Amendment No. 2 Effective Date, Bank of America as the successor Deposit Agent under the Credit Agreement. Bank of America hereby accepts such appointment. The Borrower hereby approves such appointment. In connection with the foregoing, on the Amendment No. 2 Effective Date the Successor Deposit Agent shall become vested with all the rights, powers, privileges and duties of the Deposit Agent under the Credit Agreement.

(ii) It is understood and agreed by the parties hereto that the Successor Deposit Agent shall bear no responsibility and shall not be liable for any actions taken or omitted to be taken by the Resigned Deposit Agent or that otherwise occurred prior to the Amendment No. 2 Effective Date.

Section 2. Covenants of the Resigned Deposit Agent. The Resigned Deposit Agent covenants and agrees that it will, in each case at the Borrower’s sole expense (in accordance with and pursuant to Article IX and Section 10.04 of the Credit Agreement):

(i) on or prior to the Amendment No. 2 Effective Date, cause the LC Deposit of each LC Lender in the deposit account at Wachovia with the title of “Bank of New York Mellon f/b/o Lenders for Spectrum Brands 2007 Credit Agreement LC Deposit Account” to be transferred to a deposit account at Bank of America with the title “The Bank of New York Mellon f/b/o Lenders for Spectrum Brands 2007 Credit Agreement LC Deposit Account”; and

(ii) on or prior to the Amendment No. 2 Effective Date, deliver, or cause to be delivered, to the Successor Deposit Agent and the Administrative Agent true and correct copies of written confirmation of the account transfer described in the preceding paragraph (i).

Section 3. Resignation of existing LC Issuer and appointment of new LC Issuer.

(i) Pursuant to Section 2.03(i) of the Credit Agreement, upon the occurrence of the Amendment No. 2 Effective Date and receipt by Wachovia of the Letter of Credit issued in favor of Wachovia in accordance with Section 7(viii) hereof, Wachovia shall cease to be an LC Issuer under the Credit Agreement; provided that, all indemnification and exculpation rights of an LC Issuer as against the Loan Parties under the Credit Agreement (including, without limitation, Section 10.04 and Article IX of the Credit Agreement) shall continue to inure to Wachovia’s benefit, as if Wachovia were an LC Issuer, as to any actions taken or omitted to be taken by it with respect to any letters of credit issued by it pursuant to the Credit Agreement prior to the Amendment No. 2 Effective Date, for so long as any such Letters of Credit remain outstanding. Wachovia, the Borrower and the Administrative Agent (at the direction of the Required Lenders party hereto) hereby consent to such termination.

(ii) Pursuant to Section 2.03(j) of the Credit Agreement, on the Amendment No. 2 Effective Date, Bank of America shall be appointed as an LC Issuer under the Credit Agreement. Bank of America hereby accepts such appointment, and the Administrative Agent (at the direction of the Required Lenders party hereto) hereby consents to such appointment.

Section 4. Fees. From and after the Amendment No. 2 Effective Date, the Successor Deposit Agent and Bank of America as successor LC Issuer shall be entitled to receive any fees separately agreed upon by the Borrower and the Successor Deposit Agent and Bank of America as successor LC Issuer, and such fees shall constitute “Obligations” for all purposes of the Credit Agreement and the other Loan Documents. Wachovia hereby waives its right to fees in connection with its role as Deposit Agent accruing on or after the Amendment No. 2 Effective Date under the Fee Letter dated March 30, 2007 (the “Existing Fee Letter”) between the Borrower and the Resigned Deposit Agent. Wachovia also waives its right to any other fees accruing on or after the Amendment No. 2 Effective Date that would be owed by any Loan Party to Wachovia in connection with its role as Deposit Agent.

Section 5. Amendments to Loan Documents. Effective as of the Amendment No. 2 Effective Date (as hereinafter defined), the Credit Agreement is amended as follows:

(i) The definition of “Agents” is hereby amended in its entirety to read as follows:

“Agents” means, collectively, the Administrative Agent, the Collateral Agent, the Deposit Agent, each LC Issuer and the Syndication Agent.

(ii) The definition of “Eurocurrency Rate” is hereby amended in its entirety to read as follows:

“Eurocurrency Rate” means, for any Interest Period, with respect to a Eurocurrency Rate Loan and for the purposes of Section 2.03(p) hereof, the greater of (a) 1.50% and (b) the rate per annum (rounded upward, if necessary, to the next 1/100th of 1%) determined by the Administrative Agent as follows:

Eurocurrency Rate =	Eurocurrency Base Rate
1.00 - Eurocurrency Reserve Percentage

(iii) The definition of “Fee Letters” is hereby amended in its entirety to read as follows:

“Fee Letters” means (a) the Fee Letter dated March 11, 2007, between the Borrower and the Arrangers, (b) the Fee letter dated March 30, 2007 between the Borrower and Wachovia Bank, National Association, the resigned Deposit Agent, (c) the Fee Letter dated April 8, 2009 between the Borrower and the Administrative Agent and (d) the Fee Letter dated August 28, 2009 between the Borrower and Bank of America, as successor Deposit Agent and LC Issuer.

(iv) The definition of “Loan Documents” is hereby amended in its entirety to read as follows:

“Loan Documents” means, collectively, this Agreement, Amendment No. 1, Amendment No. 2, the Guarantee and Collateral Agreement, the Mortgages, the other Collateral Documents and the Successor Agent Agreement, dated as of May 20, 2009, among The

Bank of New York Mellon, Goldman Sachs Credit Partners L.P., the Borrower and certain Lenders party thereto.

(v) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

“Amendment No. 2” shall mean Amendment No. 2, dated as of August 28, 2009, to the Credit Agreement, by and between the Borrower, the Lenders party thereto, the Administrative Agent, Bank of America as successor Deposit Agent and LC Issuer and Wachovia as resigning Deposit Agent and LC Issuer.

“Amendment No. 2 Effective Date” shall have the meaning set forth in Amendment No. 2.

“Bank of America” means Bank of America, N.A.

(vi) Section 2.03(b) of the Credit Agreement is hereby amended by:

a. deleting the third sentence thereof and replacing such sentence with the following:

“A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit, the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension, the aggregate LC Exposures will not exceed the lesser of (a) the aggregate LC Deposits and (b) the aggregate LC Commitments.”

b. deleting the last sentence thereof and replacing such sentence with the following:

“Notwithstanding anything to the contrary herein, from and after the Amendment No. 2 Effective Date, Wachovia shall have no obligation hereunder to issue any Letter of Credit (or amend, renew, or extend an outstanding Letter of Credit); provided that, upon the occurrence of the Amendment No. 2 Effective Date and the receipt by Wachovia of the Letter of Credit issued in favor of Wachovia in accordance with Section 7(viii) hereof, each of the then-outstanding Letters of Credit issued by Wachovia shall no longer be deemed to be a Letter of Credit for any purpose hereof and shall no longer be deemed to have been issued hereunder.”

(vii) Section 2.03(d) of the Credit Agreement is hereby amended by deleting the second sentence thereof and replacing such sentence with the following:

“In consideration and in furtherance of the foregoing, each LC Lender hereby absolutely and unconditionally agrees that if an LC Issuer makes an LC Disbursement, the applicable LC Issuer shall be reimbursed for such LC Lender’s Applicable Percentage of the amount of such LC Disbursement from such LC Lender’s LC Deposit as set forth in Section 2.03(e).”

(viii) Section 2.03(e) of the Credit Agreement is hereby amended in its entirety to read as follows:

“(e) Reimbursement. If an LC Issuer shall make any LC Disbursement in respect of a Letter of Credit, the applicable LC Issuer shall notify the Administrative Agent in accordance with Section 2.03(k)(ii), and the Administrative Agent shall in turn notify the Deposit Agent and each LC Lender of the LC Disbursement, and the Deposit Agent shall withdraw from the LC Deposit Account and remit to the Administrative Agent the amount of such LC Disbursement, and, upon receipt thereof, the Administrative Agent shall promptly pay to the applicable LC Issuer each LC Lender’s Applicable Percentage of such LC Disbursement. If an LC Issuer shall make any LC Disbursement in respect of a Letter of Credit, the Borrower shall reimburse such LC Disbursement by depositing into the LC Deposit Account an amount equal to such LC Disbursement not later than 2:00 p.m. on (i) the Business Day that the Borrower receives notice of such LC Disbursement, if such notice is received prior to 10:00 a.m. on the day of receipt, or (ii) the Business Day immediately following the day that the Borrower receives notice of such LC Disbursement, if such notice is not received prior to such time on the day of receipt. If the Borrower fails to make any payment referred to in the preceding sentence on or before the times specified therein, the Deposit Agent shall notify the Administrative Agent, and the Administrative Agent shall in turn notify each LC Lender of the applicable LC Disbursement, the payment then due from the Borrower in respect thereof and such LC Lender’s Applicable Percentage thereof. Each of the Deposit Agent and any LC Issuer shall promptly notify the Administrative Agent and the Deposit Agent of any amount received by it from the Borrower in respect of an LC Disbursement, and shall remit to the Administrative Agent any such amount promptly upon receipt thereof. Promptly following receipt by the Administrative Agent of any such remittance or of any payment by the Borrower in respect of such LC Disbursement, the Administrative Agent shall remit such payment to the Deposit Agent for deposit in the LC Deposit Account. Any payment made from the LC Deposit Account, or from funds of the Administrative Agent, pursuant to this Section 2.03(e) to reimburse an LC Issuer for any LC Disbursement shall not constitute a loan and shall not relieve the Borrower (or any other account party in respect of the relevant Letter of Credit) of its obligation to reimburse such LC Disbursement.”

(ix) Section 2.03(h) of the Credit Agreement is hereby amended by deleting the second sentence thereof and replacing such sentence with the following:

“Interest accrued pursuant to this Section 2.03(h) shall be for the account of each LC Lender in proportion to its Applicable Percentage of the applicable LC Disbursement.”

(x) Section 2.03(i) of the Credit Agreement is hereby amended by adding the following after the first sentence thereof:

“In addition, Bank of America may resign as an LC Issuer upon 30 days’ prior written notice to the Borrower and the Administrative Agent; provided, however, that if at any time following such resignation, Bank of America is not acting as Deposit Agent, the Borrower shall cause to be issued to Bank of America a standby letter of credit, in an amount equal to 105% of the stated amount of all Letters of Credit issued by Bank of America outstanding at such time and otherwise in form and substance reasonably acceptable to Bank of America, to assure reimbursement of Bank of America with respect to such Letters of Credit, and, upon the delivery of a written notice by Bank of America to the Administrative Agent of receipt of such standby letter of credit, each of the then-outstanding Letters of Credit issued by Bank of America shall no longer be deemed to be a Letter of Credit for any purpose hereof and shall no longer be deemed to have been issued hereunder.”

(xi) Section 2.03(k)(iii) of the Credit Agreement is hereby amended in its entirety as follows:

“(iii) [Reserved];”

(xii) Section 2.03(l) of the Credit Agreement is hereby amended by deleting the first sentence thereof and replacing such sentence with the following:

“If any Event of Default shall occur and be continuing, on the Business Day that the Borrower receives notice from the Administrative Agent or the Required Lenders (or, if the maturity of any Loans has been accelerated, the Required LC Lenders) demanding the deposit of cash collateral pursuant to this Section 2.03(l), the Borrower shall deposit in an account designated by the Administrative Agent, in the name of the Administrative Agent and for the ratable benefit of the LC Lenders, an amount in cash equal to 105% of the LC Exposure as of such date plus any accrued and unpaid interest thereon; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Borrower described in Section 8.01(f).”

(xiii) Section 2.03(m) of the Credit Agreement is hereby amended by deleting the first sentence thereof and replacing such sentence with the following:

“(m) Establishment of LC Deposit Account. On or prior to the Amendment No. 2 Effective Date, the Deposit Agent shall establish and shall at all times thereafter maintain a deposit account (the “LC Deposit Account”) at the Deposit Agent with the title “[Administrative Agent] f/b/o Lenders for Spectrum Brands 2007 Credit Agreement LC Deposit Account”, and on the Amendment No. 2 Effective Date, Wachovia shall cause the LC Deposit of each LC Lender in the deposit account at Wachovia with the title “Bank of New York Mellon f/b/o Lenders for Spectrum Brands 2007 Credit Agreement LC Deposit Account” to be transferred to the LC Deposit Account.”

(xiv) Section 2.03(o)(i) of the Credit Agreement is hereby amended in its entirety to read as follows:

“(i) On the date of each LC Disbursement (or if impracticable, then on the date immediately following the date of the applicable LC Disbursement), the Deposit Agent shall withdraw from the LC Deposit Account the amount of such LC Disbursement (as notified to it by the Administrative Agent) and make such amount available to the Administrative Agent in accordance with Section 2.03(e).”

(xv) Section 2.03(p) of the Credit Agreement is hereby amended in its entirety to read as follows:

“(p) Investment of Amounts in LC Deposit Account. Each LC Lender shall receive a return on the daily amount of its LC Deposit in amount equal to 0.15% per annum plus a return (the “LC Deposit Return”) equal to the Eurocurrency Rate for a one-month interest period minus 0.15% per annum (based on a 360 day year), as provided below. The Deposit Agent shall invest, or cause to be invested, the LC Deposit of each LC Lender in a money market product or a product reasonably equivalent thereto, in the discretion of the Deposit Agent (the return, if any, on such invested funds, the “LC Deposit Money Market Return”). For the avoidance of doubt, the Deposit Agent shall not be liable to the LC Lenders or to the Administrative Agent for any portion of the LC Deposit Return that exceeds the LC Deposit Money Market Return. The LC Deposit Money Market Return accrued during each calendar month shall be paid by the Deposit Agent to the Administrative Agent for distribution among the LC Lenders (with the excess of the LC Deposit Money Market Return over the LC Deposit Return, if any, to be remitted to the Borrower), on the third Business Day following the end of such month (the “LC Return Payment Date”), commencing on the first such date to occur after the Amendment No. 2 Effective Date, and on the date on which each of the aggregate LC Deposits and the aggregate LC Exposure shall have been reduced to zero. In addition, the Borrower agrees to pay to the Administrative Agent, for distribution among the LC Lenders (payable in arrears on each LC Return Payment Date), an amount, if a positive number, equal to (i) the Eurocurrency Rate (based on a 360 day year and a one-month Interest Period beginning on the second Business Day prior to the first day of the month immediately preceding the LC Return Payment Date) minus (ii) the LC Deposit Money Market Return, on the daily amount of the LC Deposit of such LC Lender during the period from and including the Amendment No. 2 Effective Date to but excluding the date on which each of the LC Deposits and the LC Exposure has been reduced to zero.”

(xvi) Schedule 2.03 is hereby amended and restated in its entirety to read as attached hereto as Annex A.

Section 6. Direction to the Administrative Agent. The Required Lenders and the Required LC Lenders hereby authorize and instruct the Administrative Agent to execute this Agreement, the Amended and Restated Intercreditor Agreement, in the form attached as Exhibit A hereto, dated as of the date hereof, by and between the Administrative Agent, the Borrower, the other parties thereto and General Electric Capital Corporation, as collateral agent in connection with that certain Credit Agreement, dated as of the date hereof, by and between the Borrower, General Electric Capital Corporation and the other parties thereto, a direction letter instructing the Resigning Deposit Agent to transfer the amounts in the Wachovia LC Deposit Account (as defined below) to the LC Deposit Account (as defined below) and any other documents of a ministerial nature related to the establishment of the LC Deposit Account that are required to be executed by the Administrative Agent.

Section 7. Effectiveness. This Agreement shall become effective on the date (such date being referred to as the “Amendment No. 2 Effective Date”), upon which all of the conditions set forth in this Section 7 shall be satisfied. In the event that the conditions set forth in this Section 7 are not satisfied on or before October 15, 2009, then this Agreement shall be of no force or effect.

(i) the Administrative Agent shall have received one or more counterparts of this Agreement duly executed by a Responsible Officer of each Loan Party, the Required LC Lenders, the Required Lenders, Wachovia and Bank of America;

(ii) the Amendment No. 1 Effective Date (as defined in Amendment No. 1) shall have occurred;

(iii) Bank of America shall have established a deposit account at Bank of America with the title “The Bank of New York Mellon f/b/o Lenders for Spectrum Brands 2007 Credit Agreement LC Deposit Account” (the “LC Deposit Account”) and Wachovia shall have caused the LC Deposit of each LC Lender in the Wachovia LC Deposit Account with the title “Bank of New York Mellon f/b/o Lenders for Spectrum Brands 2007 Credit Agreement LC Deposit Account” (the “Wachovia LC Deposit Account”) to be transferred to the LC Deposit Account (the amounts so transferred, the “LC Deposit Transfer Amount”);

(iv) the Borrower (or such Person as the Borrower shall designate) shall have deposited into the LC Deposit Account an amount of cash equal to the excess of the aggregate LC Commitments as of the Amendment No. 2 Effective Date over the LC Deposit Transfer Amount;

(v) Wachovia shall have paid to the Administrative Agent, for distribution among the LC Lenders, all accrued but unpaid LC Deposit Return through the Amendment No. 2 Effective Date;

(vi) the Borrower shall have paid to the Administrative Agent, all accrued but unpaid fees and expenses under the Fee Letter;

(vii) (a) the Borrower shall have requested that Bank of America, as successor LC Issuer, issue a Letter of Credit for the benefit of Bank of America in an amount equal to 5.0% of the aggregate LC Commitments outstanding on the Amendment No. 2 Effective Date, which Letter of Credit shall be available to be drawn by Bank of America in the event that the Borrower shall not make any payment of fees, expenses or other amounts to an LC Issuer when due pursuant to the terms of the Credit Agreement and (b) such Letter of Credit shall be issued substantially simultaneously with the occurrence of the Amendment No. 2 Effective Date;

(viii) (a) the Borrower shall have requested that Bank of America, as successor LC Issuer, issue a Letter of Credit for the benefit of Wachovia in an amount equal to 110.0% of the aggregate face amount of all Letters of Credit issued by Wachovia and outstanding immediately prior the Amendment No. 2 Effective Date, which Letter of Credit shall be in form and substance reasonably satisfactory to Wachovia and (b) such Letter of Credit shall be issued on or prior to the occurrence of the Amendment No. 2 Effective Date;

(ix) the Borrower shall have paid to the Administrative Agent, for the account of each LC Lender, all accrued but unpaid amounts pursuant to the last sentence of Section 2.03(p) of the Credit Agreement (without giving effect to this Agreement);

(x) the Borrower shall have paid to Wachovia all accrued but unpaid fees under the Existing Fee Letter and any other accrued but unpaid fees owing by any Loan Party to Wachovia in connection with its roles as Deposit Agent or LC Issuer; and

(xi) the Bankruptcy Court (as defined in Amendment No. 1) shall have entered an order in form and substance reasonably satisfactory to the counsel to the Administrative Agent, which order shall (a) approve this Agreement, authorize entry into and execution of this Agreement and performance of all obligations hereunder by each Loan Party and (b) provide that the Credit Agreement, as amended by Amendment No. 1 thereto and as amended hereby shall constitute legal, valid, binding and authorized obligations of the Loan Parties, enforceable in accordance with its terms.

Section 8. Reimbursement of Wachovia. If any payment shall be due to Wachovia by the Borrower in respect of a letter of credit issued prior to the Amendment No. 2 Effective Date by Wachovia pursuant to the Credit Agreement (whether such payment is in respect of reimbursement of a disbursement by Wachovia under such letter of credit, costs, expenses, fees or otherwise), the Borrower shall pay Wachovia such amounts not later than 2:00 p.m. on (i) the Business Day that the Borrower receives notice from Wachovia that such amounts are owing, if such notice is received prior to 10:00 a.m. on the day of receipt, or (ii) the Business Day immediately following the day that the Borrower receives such notice, if such notice is not received prior to such time on the day of receipt. In the event that Wachovia is not paid by the Borrower pursuant to the immediately preceding sentence or the Borrower is the subject of a proceeding under any Debtor Relief Law, Wachovia shall be entitled to draw on the Letter of Credit issued to it pursuant to Section 7(viii) hereof for any such amounts.

Section 9. Effect of Amendment No. 2. Each Loan Party hereby acknowledges and agrees that (i) notwithstanding the effectiveness of this Agreement, all of the Loan Documents (including, without limitation, the Guarantee and Collateral Agreement and each of the other Collateral Documents) to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Agreement or any other document delivered in connection herewith and (ii) the security interest granted in favor of the Administrative Agent for the benefit of the Secured Parties under each of the Collateral Documents is hereby ratified and confirmed in all respects. All references to the Credit Agreement in any Loan Document or in any document, instrument, agreement or writing executed in connection with any Loan Document, shall from and after the Amendment No. 2 Effective Date be deemed to refer to the Credit Agreement as modified by this Agreement.

Section 10. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or by an electronically mailed scanned copy shall be as effective as delivery of a manually executed counterpart of this Agreement.

Section 11. Applicable Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

Section 12. Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties below have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

SPECTRUM BRANDS, INC., as the Borrower

By	/s/ Anthony L. Genito
Name: Anthony L. Genito Title: Executive Vice President, Chief Financial Officer, and Chief Accounting Officer

ROV HOLDING, INC.

UNITED INDUSTRIES CORPORATION

UNITED PET GROUP, INC.

ROVCAL, INC.

AQUARIA, INC.

SOUTHERN CALIFORNIA FOAM, INC.

TETRA HOLDING (US), INC.

SPECTRUM NEPTUNE US HOLDCO CORPORATION

PERFECTO MANUFACTURING, INC.

AQUARIUM SYSTEMS, INC.

SCHULTZ COMPANY

SPECTRUM JUNGLE LABS CORPORATION

DB ONLINE, LLC

By: United Pet Group, Inc., its Managing Member

By	/s/ Anthony L. Genito
Name: Anthony L. Genito Title: Vice President

[Signature Page to Term Credit Agreement Amendment No. 2]

BANK OF AMERICA, N.A., as successor Deposit Agent and LC Issuer

By	/s/ Shawn Janko
Name: Shawn Janko Title: Senior Vice President

[Signature Page to Amendment No. 2]

WACHOVIA BANK, NATIONAL ASSOCIATION, as outgoing Deposit Agent and LC Issuer

By	/s/ Dan Denton
Name: Dan Denton Title: Director

[Signature Page to Amendment No. 2]

THE BANK OF NEW YORK MELLON, as Administrative Agent

By	/s/ Melinda Valentine
Name: Melinda Valentine Title: Vice President

[Signature Page to Amendment No. 2]

AVENUE INVESTMENTS, LP as Lender

By	/s/ Sonia E. Gardner
Name: Sonia E. Gardner Title: Avenue Partners, LLC, General Partner

[Signature Page to Amendment No. 2]

LIBERTYVIEW LOAN FUND, LLC, as Lender

By	/s/ Randall Hutton
Name: Randall Hutton Title: Managing Partner

[Signature Page to Amendment No. 2]

GRAND CENTRAL ASSET TRUST, SIL SERIES, as Lender

By	/s/ Andrew Valko
Name: Andrew Valko Title: Attorney-in-Fact

[Signature Page to Amendment No. 2]

LATIGO MASTER FUND LTD, as Lender

By	/s/ David Sabath
Name: David Sabath Title: Authorized Signatory

[Signature Page to Amendment No. 2]

LP MAI FUND, LTD., as Lender

By	/s/ David Sabath
Name: David Sabath Title: Authorized Signatory

[Signature Page to Amendment No. 2]

SPCP GROUP, LLC, as Lender

By	/s/ Jennifer Poccia
Name: Jennifer Poccia Title: Authorized Signatory

[Signature Page to Amendment No. 2]

MERCED PARTNERS II, L.P., as Lender

By	/s/ Thomas G. Rock
Name: Thomas G. Rock Title: Authorized Representative

[Signature Page to Amendment No. 2]

MERCED PARTNERS LIMITED PARTNERSHIP, as Lender

By	/s/ Thomas G. Rock
Name: Thomas G. Rock Title: Authorized Representative

[Signature Page to Amendment No. 2]

CADOGAN SQUARE CLO B.V., as Lender

By	/s/ Jakob von Kalckreuth
Name: Jakob von Kalckreuth Title: Vice President

[Signature Page to Amendment No. 2]

CADOGAN SQUARE CLO II B.V., as Lender

By	/s/ Jakob von Kalckreuth
Name: Jakob von Kalckreuth Title: Vice President

[Signature Page to Amendment No. 2]

CADOGAN SQUARE CLO IV B.V., as Lender

By	/s/ Jakob von Kalckreuth
Name: Jakob von Kalckreuth Title: Vice President

[Signature Page to Amendment No. 2]

ATRIUM VI, as Lender By: Credit Suisse Alternative Capital, Inc., as collateral manager, as Lender

By	/s/ Thomas Flannery
Name: Thomas Flannery Title: Authorized Signatory

[Signature Page to Amendment No. 2]

XELO II PLC, as Lender

By	/s/ Jakob von Kalckreuth
Name: Jakob von Kalckreuth Title: Vice President

[Signature Page to Amendment No. 2]

ALZETTE EUROPEAN CLO S.A. By: INVESCO Senior Secured Management, Inc., as Collateral Manager

By	/s/ Thomas Ewald
Name: Thomas Ewald Title: Authorized Signatory

[Signature Page to Amendment No. 2]

BELHURST CLO LTD. By: INVESCO Senior Secured Management, Inc. As Collateral Manager

By	/s/ Thomas Ewald
Name: Thomas Ewald Title: Authorized Signatory

[Signature Page to Amendment No. 2]

BLT 2009 – I LTD. By: INVESCO Senior Secured Management, Inc. As Collateral Manager

By	/s/ Thomas Ewald
Name: Thomas Ewald Title: Authorized Signatory

[Signature Page to Amendment No. 2]

CHAMPLAIN CLO, LTD. By: INVESCO Senior Secured Management, Inc. As Collateral Manager

By	/s/ Thomas Ewald
Name: Thomas Ewald Title: Authorized Signatory

[Signature Page to Amendment No. 2]

DIVERSIFIED CREDIT PORTFOLIO LTD. By: INVESCO Senior Secured Management, Inc. as Investment Adviser

By	/s/ Thomas Ewald
Name: Thomas Ewald Title: Authorized Signatory

[Signature Page to Amendment No. 2]

AIM FLOATING RATE FUND By: INVESCO Senior Secured Management, Inc. As Sub-Adviser

By	/s/ Thomas Ewald
Name: Thomas Ewald Title: Authorized Signatory

[Signature Page to Amendment No. 2]

KATONAH V, LTD. By: INVESCO Senior Secured Management, Inc. As Investment Manager

By	/s/ Thomas Ewald
Name: Thomas Ewald Title: Authorized Signatory

[Signature Page to Amendment No. 2]

LOAN FUNDING IX LLC, for itself or as agent for Corporate Loan Funding IX LLC By: INVESCO Senior Secured Management, Inc. As Portfolio Manager

By	/s/ Thomas Ewald
Name: Thomas Ewald Title: Authorized Signatory

[Signature Page to Amendment No. 2]

MOSELLE CLO S.A. By: INVESCO Senior Secured Management, Inc. as Collateral Manager

By	/s/ Thomas Ewald
Name: Thomas Ewald Title: Authorized Signatory

[Signature Page to Amendment No. 2]

NAUTIQUE FUNDING LTD. By: INVESCO Senior Secured Management, Inc. As Collateral Manager

By	/s/ Thomas Ewald
Name: Thomas Ewald Title: Authorized Signatory

[Signature Page to Amendment No. 2]

PETRUSSE EUROPEAN CLO S.A. By: INVESCO Senior Secured Management, Inc. As Collateral Manager

By	/s/ Thomas Ewald
Name: Thomas Ewald Title: Authorized Signatory

[Signature Page to Amendment No. 2]

SAGAMORE CLO LTD. By: INVESCO Senior Secured Management, Inc., as Collateral Manager

By	/s/ Thomas Ewald
Name: Thomas Ewald Title: Authorized Signatory

[Signature Page to Amendment No. 2]

SARATOGA CLO I, LIMITED By: INVESCO Senior Secured Management, Inc. as the Asset Manager

By	/s/ Thomas Ewald
Name: Thomas Ewald Title: Authorized Signatory

[Signature Page to Amendment No. 2]

WASATCH CLO LTD By: INVESCO Senior Secured Management, Inc. as Portfolio Manager

By	/s/ Thomas Ewald
Name: Thomas Ewald Title: Authorized Signatory

[Signature Page to Amendment No. 2]

CREDIT SUISSE SYNDICATED LOAN FUND

By: Credit Suisse Alternative Capital, Inc., as Agent (Subadvisor) for Credit Suisse Asset Management (Australia) Limited, the Responsible Entity for Credit Suisse Syndicated Loan Fund, as Lender

By	/s/ Thomas Flannery
Name: Thomas Flannery Title: Authorized Signatory

[Signature Page to Amendment No. 2]

MADISON PARK FUNDING IV, LTD. By: Credit Suisse Alternative Capital, Inc., as Collateral Manager, as Lender

By	/s/ Thomas Flannery
Name: Thomas Flannery Title: Authorized Signatory

[Signature Page to Amendment No. 2]

CATERPILLAR INC. MASTER RETIREMENT TRUST By: DDJ Capital Management, LLC, on behalf of Caterpillar Inc. Master Retirement Trust, in its capacity as investment manager, as Lender

By	/s/ David J. Breazzano
Name: David J. Breazzano Title: President

[Signature Page to Amendment No. 2]

DDJ HIGH YIELD FUND By: DDJ Capital Management, LLC, its attorney-in-fact, as Lender

By	/s/ David J. Breazzano
Name: David J. Breazzano Title: President

[Signature Page to Amendment No. 2]

GMAM INVESTMENT FUNDS TRUST II (FOR THE ACCOUNT OF THE PROMARK ALTERNATIVE HIGH YIELD BOND FUND (ACCOUNT NO. 7M2E))

By: DDJ Capital Management, LLC, on behalf of GMAM Investment Funds Trust II, for the account of the Promark Alternative High Yield Bond Fund (Account 7M2E), in its capacity as investment manager, as Lender

By	/s/ David J. Breazzano
Name: David J. Breazzano Title: President

[Signature Page to Amendment No. 2]

GMAM INVESTMENT FUNDS TRUST (FOR THE ACCOUNT OF THE PROMARK HIGH YIELD BOND FUND (ACCOUNT NO. 7MKM))

By: DDJ Capital Management, LLC, on behalf of GMAM Investment Funds Trust for the account of the Promark High Yield Bond Fund (Account 7MKM), in its capacity as investment manager, as Lender

By	/s/ David J. Breazzano
Name: David J. Breazzano Title: President

[Signature Page to Amendment No. 2]

DDJ CAPITAL MANAGEMENT GROUP TRUST By: DDJ Capital Management, LLC, as attorney-in-fact, as Lender

By	/s/ David J. Breazzano
Name: David J. Breazzano Title: President

[Signature Page to Amendment No. 2]

STICHTING PENSIOENFONDS HOOGOVENS By: DDJ Capital Management, LLC, on behalf of Stichting Pensioenfonds Hoogovens, in its capacity as Manager, as Lender

By	/s/ David J. Breazzano
Name: David J. Breazzano Title: President

[Signature Page to Amendment No. 2]

STICHTING BEWAARDER INTERPOLIS PENSIOENEN, GLOBAL HIGH YIELD POOL By: Syntrus Achmea Asset Management, as asset manager By: DDJ Capital Management, LLC, as subadviser as Lender

By	/s/ David J. Breazzano
Name: David J. Breazzano Title: President

[Signature Page to Amendment No. 2]

STICHTING PENSIOENFONDS METAAL EN TECHNIEK By: DDJ Capital Management, LLC, in its capacity as Manager, as Lender

By	/s/ David J. Breazzano
Name: David J. Breazzano Title: President

[Signature Page to Amendment No. 2]

STICHTING PENSIOENFONDS VOOR FYSIOTHERAPEUTEN By: DDJ Capital Management, LLC, in its capacity as investment manager, as Lender

By	/s/ David J. Breazzano
Name: David J. Breazzano Title: President

[Signature Page to Amendment No. 2]

J.C. PENNEY CORPORATION, INC. PENSION PLAN TRUST By: DDJ Capital Management, LLC, on behalf of J.C. Penney Corporation, Inc. Pension Plan Trust, in its capacity as investment manager, as Lender

By	/s/ David J. Breazzano
Name: David J. Breazzano Title: President

[Signature Page to Amendment No. 2]

STICHTING PENSIOENFONDS VAN DE METALEKTRO (PME) (F/K/A/ STICHTING BEDRIJFSTAKPENSIOENFONDS VOOR DE METALEKTRO By: DDJ Capital Management, LLC, in its capacity as Manager, as Lender

By	/s/ David J. Breazzano
Name: David J. Breazzano Title: President

[Signature Page to Amendment No. 2]

NATIONAL RAILROAD RETIREMENT INVESTMENT TRUST By: DDJ Capital Management, LLC, in its capacity as Investment Manager, as Lender

By	/s/ David J. Breazzano
Name: David J. Breazzano Title: President

[Signature Page to Amendment No. 2]

DDJ TOTAL RETURN LOAN FUND, L.P. By: GP Total Return, LP, its General Partner By: GP Total Return, LLC, its General Partner By: DDJ Capital Management, LLC, Manager, as Lender

By	/s/ David J. Breazzano
Name: David J. Breazzano Title: President

[Signature Page to Amendment No. 2]

NORTHWOODS CAPITAL IV, LIMITED,		SUMMER HILL FIXED INCOME AG, LLC,

By: Angelo, Gordon & Co., L.P. As Collateral Manager		By: Angelo, Gordon & Co., L.P. Its Investment Manager

NORTHWOODS CAPITAL V, LIMITED,		JAMES RIVER INSURANCE COMPANY,

By: Angelo, Gordon & Co., L.P. As Collateral Manager		By: Angelo, Gordon & Co., L.P. As Investment Manager

NORTHWOODS CAPITAL VI, LIMITED,		AG GLOBAL DEBT STRATEGY PARTNERS, L.P.,

By: Angelo, Gordon & Co., L.P. As Collateral Manager		By: Angelo, Gordon & Co., L.P. Its Fund Advisor

NORTHWOODS CAPITAL VII, LIMITED,		AG DIVERSIFIED CREDIT STRATEGIES MASTER, L.P.,

By: Angelo, Gordon & Co., L.P. As Collateral Manager		By: AG Diversified Credit Strategies GP, LLC, Its General Partner

By: Angelo, Gordon & Co., L.P. Its Manager
NORTHWOODS CAPITAL VIII, LIMITED,	By:	/s/ Bruce Martin
By: Angelo, Gordon & Co., L.P. As Collateral Manager		Name: Bruce Martin Title: Managing Director

[Signature Page to Amendment No. 2]

FUTURE FUND BOARD OF GUARDIANS, as Lender		OHA FINLANDIA CREDIT FUND, as Lender

By: Oak Hill Advisors, L.P.
As its Investment Advisor		By:	/s/ Scott D. Krase
By:	/s/ Scott D. Krase		Name: Scott D. Krase Title: Authorized Person
Name: Scott D. Krase Title: Authorized Person

OAK HILL CREDIT OPPORTUNITIES FINANCING, LTD., as Lender		OHSF II FINANCING, LTD., as Lender

By:	/s/ Scott D. Krase	By:	/s/ Scott D. Krase
	Name: Scott D. Krase Title: Authorized Person		Name: Scott D. Krase Title: Authorized Person

SWIFTCURRENT PARTNERS, L.P., as Lender		SWIFTCURRENT OFFSHORE, L.P., as Lender

	By: Oak Hill Advisors, L.P. As Investment Manager		By: Oak Hill Advisors, L.P. As Investment Manager

By:	/s/ Scott D. Krase	By:	/s/ Scott D. Krase
	Name: Scott D. Krase Title: Authorized Person		Name: Scott D. Krase Title: Authorized Person

[Signature Page to Amendment No. 2]

PIONEER FLOATING RATE FUND PIONEER FLOATING RATE TRUST, each as Lender By: Pioneer Investment Management, Inc.

By	/s/ Margaret C. Begley
Name: Margaret C. Begley Title: Assistant Secretary and Associate General Counsel

[Signature Page to Amendment No. 2]

PRESIDENT & FELLOWS OF HARVARD COLLEGE, as Lender By: Regiment Capital Management, LLC, as its Investment Advisor

By	/s/ William J. Heffron
Authorized Signatory

[Signature Page to Amendment No. 2]

REGIMENT CAPITAL LTD., as Lender By: Regiment Capital Management, LLC, as its Investment Advisor

By	/s/ William J. Heffron
Authorized Signatory

[Signature Page to Amendment No. 2]

ARTIO GLOBAL MANAGEMENT LLC ON BEHALF OF:

— ARTIO GLOBAL HIGH INCOME FUND

— ARTIO GLOBAL HIGH INCOME FUND LLC

— ARTIO GLOBAL GROUP TRUST

— CALIFORNIA TEACHERS RETIREMENT SYSTEM

— GENERAL RETIREMENT SYSTEM OF THE CITY OF DETROIT

— PHILADELPHIA PUBLIC EMPLOYEES RETIREMENT SYSTEM, as Lender

By	/s/ Raffaele J. Senese, Jr.
Name: Raffaele J. Senese, Jr. Title: PM

[Signature Page to Amendment No. 2]

FEINGOLD O’KEEFFE MASTER FUND, LTD., as Lender

By	/s/ R. Ian O’Keeffe
Name: R. Ian O’Keeffe Title: Authorized Signatory

[Signature Page to Amendment No. 2]

FEINGOLD O’KEEFFE DISTRESSED LOAN MASTER FUND, LTD., as Lender

By	/s/ R. Ian O’Keeffe
Name: R. Ian O’Keeffe Title: Authorized Signatory

[Signature Page to Amendment No. 2]

GRAND CENTRAL ASSET TRUST REG SERIES, as Lender

By	/s/ Adam Kaiser
Name: Adam Kaiser Title: Attorney-in-Fact

[Signature Page to Amendment No. 2]

EATON VANCE FLOATING-RATE INCOME TRUST By: Eaton Vance Management as Investment Advisor, as Lender

By	/s/ Michael B. Botthof
Name: Michael B. Botthof Title: Vice President

[Signature Page to Amendment No. 2]

EATON VANCE SENIOR FLOATING-RATE TRUST By: Eaton Vance Management as Investment Advisor, as Lender

By	/s/ Michael B. Botthof
Name: Michael B. Botthof Title: Vice President

[Signature Page to Amendment No. 2]

EATON VANCE LOAN OPPORTUNITIES FUND, LTD. By: Eaton Vance Management as Investment Advisor, as Lender

By	/s/ Michael B. Botthof
Name: Michael B. Botthof Title: Vice President

[Signature Page to Amendment No. 2]

EATON VANCE SENIOR INCOME TRUST By: Eaton Vance Management as Investment Advisor, as Lender

By	/s/ Michael B. Botthof
Name: Michael B. Botthof Title: Vice President

[Signature Page to Amendment No. 2]

EATON VANCE SHORT DURATION DIVERSIFIED INCOME FUND By: Eaton Vance Management as Investment Advisor, as Lender

By	/s/ Michael B. Botthof
Name: Michael B. Botthof Title: Vice President

[Signature Page to Amendment No. 2]

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND By: Eaton Vance Management as Investment Advisor, as Lender

By	/s/ Michael B. Botthof
Name: Michael B. Botthof Title: Vice President

[Signature Page to Amendment No. 2]

EATON VANCE LIMITED DURATION INCOME FUND By: Eaton Vance Management as Investment Advisor, as Lender

By	/s/ Michael B. Botthof
Name: Michael B. Botthof Title: Vice President

[Signature Page to Amendment No. 2]

SENIOR DEBT PORTFOLIO By: Boston Management and Research as Investment Advisor, as Lender

By	/s/ Michael B. Botthof
Name: Michael B. Botthof Title: Vice President

[Signature Page to Amendment No. 2]

GRAYSON & CO By: Boston Management and Research as Investment Advisor, as Lender

By	/s/ Michael B. Botthof
Name: Michael B. Botthof Title: Vice President

[Signature Page to Amendment No. 2]

EATON VANCE VT FLOATING-RATE INCOME FUND By: Eaton Vance Management as Investment Advisor, as Lender

By	/s/ Michael B. Botthof
Name: Michael B. Botthof Title: Vice President

[Signature Page to Amendment No. 2]

PEMBROKE CBNA LOAN FUNDING LLC, as Lender

By	/s/ Erin Holmes
Name: Erin Holmes Title: Officer

[Signature Page to Amendment No. 2]

PINEHURST TRADING, INC., as Lender

By	/s/ Stacy Lai
Name: Stacy Lai Title: Assistant Vice President

[Signature Page to Amendment No. 2]

BANK OF AMERICA, N.A., as Lender

By	/s/ Jonathan M. Barnes
Name: Jonathan M. Barnes Title: Vice President

[Signature Page to Amendment No. 2]

CASPIAN SELECT CREDIT MASTER FUND, LTD. By: Mariner Investment Group, as Investment Advisor, as Lender

By	/s/ Charles R. Howe II
Name: Charles R. Howe II Title: President

[Signature Page to Amendment No. 2]

MARINER LDC By: Mariner Investment Group, as Investment Advisor, as Lender

By	/s/ Charles R. Howe II
Name: Charles R. Howe II Title: President

[Signature Page to Amendment No. 2]

CASPIAN CAPITAL PARTNERS, L.P. By: Mariner Investment Group, as Investment Advisor, as Lender

By	/s/ Charles R. Howe II
Name: Charles R. Howe II Title: President

[Signature Page to Amendment No. 2]

THE ROYAL BANK OF SCOTLAND PLC By: RBS Securities Inc., its agent, as Lender

By	/s/ Matthew S. Rosencrans
Name: Matthew S. Rosencrans Title: Vice President

[Signature Page to Amendment No. 2]

RIVERSOURCE BOND SERIES, INC. RIVERSOURCE FLOATING RATE FUND, as Lender

By	/s/ Robin C. Stancil
Name: Robin C. Stancil Title: Assistant Vice President

[Signature Page to Amendment No. 2]

RIVERSOURCE INSTITUTIONAL LEVERAGED LOAN FUND II, L.P. By: RiverSource Investments, LLC as Investment Manager, as Lender

By	/s/ Robin C. Stancil
Name: Robin C. Stancil Title: Assistant Secretary

[Signature Page to Amendment No. 2]

CENTURION CDO VI, LTD. By: RiverSource Investments, LLC as Collateral Manager, as Lender

By	/s/ Robin C. Stancil
Name: Robin C. Stancil Title: Director of Operations

[Signature Page to Amendment No. 2]

CENTURION CDO VII LIMITED By: RiverSource Investments, LLC as Collateral Manager, as Lender

By	/s/ Robin C. Stancil
Name: Robin C. Stancil Title: Director of Operations

[Signature Page to Amendment No. 2]

CENTURION CDO 8 LIMITED By: RiverSource Investments, LLC as Collateral Manager, as Lender

By	/s/ Robin C. Stancil
Name: Robin C. Stancil Title: Director of Operations

[Signature Page to Amendment No. 2]

CENTURION CDO 9 LIMITED By: RiverSource Investments, LLC as Collateral Manager, as Lender

By	/s/ Robin C. Stancil
Name: Robin C. Stancil Title: Director of Operations

[Signature Page to Amendment No. 2]

CENT CDO 10 LIMITED By: RiverSource Investments, LLC as Collateral Manager, as Lender

By	/s/ Robin C. Stancil
Name: Robin C. Stancil Title: Director of Operations

[Signature Page to Amendment No. 2]

CENT CDO XI LIMITED By: RiverSource Investments, LLC as Collateral Manager, as Lender

By	/s/ Robin C. Stancil
Name: Robin C. Stancil Title: Director of Operations

[Signature Page to Amendment No. 2]

CENT CDO 12 LIMITED By: RiverSource Investments, LLC as Collateral Manager, as Lender

By	/s/ Robin C. Stancil
Name: Robin C. Stancil Title: Director of Operations

[Signature Page to Amendment No. 2]

CENT CDO 14 LIMITED By: RiverSource Investments, LLC as Collateral Manager, as Lender

By	/s/ Robin C. Stancil
Name: Robin C. Stancil Title: Director of Operations

[Signature Page to Amendment No. 2]

CENT CDO 15 LIMITED By: RiverSource Investments, LLC as Collateral Manager, as Lender

By	/s/ Robin C. Stancil
Name: Robin C. Stancil Title: Director of Operations

[Signature Page to Amendment No. 2]

SCOGGIN WORLDWIDE FUND, LTD. By: Old Bellows Partners LP its Investment Manager
By: Old Bell Associates LLC Its General Partner, as Lender

By	/s/ Dev Chodry
Name: Dev Chodry Title: Managing Member

[Signature Page to Amendment No. 2]

SCOGGIN CREDIT OPPORTUNITIES MASTER FUND, LTD. By: Old Bellows Partners LP its Investment Manager

By: Old Bell Associates LLC Its General Partner, as Lender

By	/s/ Dev Chodry
Name: Dev Chodry Title: Managing Member

[Signature Page to Amendment No. 2]

SCOGGIN CAPITAL MANAGEMENT, LP II By: S&E Partners, LP its: General Partner

By: Scoggin, Inc. its: General Partner, as Lender

By	/s/ Curtis Schenker by Nicole Kramer
Name: Curtis Schenker Title: President

[Signature Page to Amendment No. 2]

SCOGGIN INTERNATIONAL FUND, LTD.

By: Scoggin, LLC its: Investment Manager, as Lender

By	/s/ Curtis Schenker by Nicole Kramer
Name: Curtis Schenker Title: Managing Member

[Signature Page to Amendment No. 2]

BARCLAYS BANK, PLC, as Lender

By	/s/ Dan Picard
Name: Dan Picard Title:

[Signature Page to Amendment No. 2]

MERRILL LYNCH, PIERCE, FENNER & SMITH INC., as Lender

By	/s/ Neyda Darias
Name: Neyda Darias Title: Vice President

[Signature Page to Amendment No. 2]

MORGAN STANLEY SENIOR FUNDING, INC., as Lender

By	/s/ Donna M. Souza
Name: Donna M. Souza Title: Vice President

[Signature Page to Amendment No. 2]

CETUS CAPITAL, LLC, as Lender

By	/s/ Robert E. Davis
Name: Robert E. Davis Title: Managing Director

[Signature Page to Amendment No. 2]

BROAD POINT I, B.V., as Lender

By	/s/ Ugo DiLeva
Name: Ugo DiLeva Title: Director

[Signature Page to Amendment No. 2]

J.P. MORGAN SECURITIES LIMITED, as Lender

By	/s/ Samantha E. Hamerman
Name: Samantha E. Hamerman Title: Authorized Signatory

[Signature Page to Amendment No. 2]

JPMORGAN CHASE BANK, N.A., as Lender

By	/s/ Samantha E. Hamerman
Name: Samantha E. Hamerman Title: Authorized Signatory

[Signature Page to Amendment No. 2]

GOLDMAN SACHS CREDIT PARTNERS, LP, as Lender

By	/s/ Andrew Caditz
Name: Andrew Caditz Title: Authorized Signatory

[Signature Page to Amendment No. 2]

D. E. SHAW LAMINAR PORTFOLIOS, L.L.C., as Lender

By	/s/ Brandon Baer
Name: Brandon Baer Title: Authorized Signatory

[Signature Page to Amendment No. 2]

STONE TOWER CREDIT FUNDING I LTD. By: Stone Tower Fund Management LLC, as its Collateral Manager, as Lender

By	/s/ Michael W. DelPercio
Name: Michael W. DelPercio Title: Authorized Signatory

[Signature Page to Amendment No. 2]

ANNEX A

Restated Schedules

See attached.

Schedule 2.03

Existing Letters of Credit

None.

[Amended and Restated Schedule 2.03 to Credit Agreement]

EXHIBIT A

Amended and Restated Intercreditor Agreement

See attached.